UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Alliance California Municipal

Income Fund

(NYSE: AKP)

October 31, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 12, 2014

Annual Report

This report provides management’s discussion of fund performance for Alliance California Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2014. The Fund is a closed-end fund and its shares are listed and traded on the New York Stock Exchange.

Investment Objectives and Policies

The Fund seeks to provide high current income exempt from regular federal and California state income tax by investing substantially all of its net assets in municipal securities that are exempt from state taxes. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California state income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality as determined by AllianceBernstein L.P. (the “Adviser”). The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-5 and “Note G—Risks Involved in

Investing in the Fund” of the Notes to Financial Statements on pages 26-29.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2014.

The Fund outperformed its benchmark for both periods. During the six-month period, security selection in the local general obligation, education and power sectors contributed, as did an underweight to the local general obligation sector. Security selection in transportation and an underweight in health care detracted. For the 12-month period, security selection in the local general obligation, power and education sectors, as well as an underweight in the state general obligation sector, contributed, while security selection in the transportation sector detracted. An underweight to health care and transportation, as well as an overweight to the special tax sector, also detracted from returns.

Leverage, achieved through the usage of both auction rate preferred stock and tender option bonds (“TOBs”), benefited the Fund’s total return and income over both the six- and 12-month periods. The Fund used interest rate swaps for hedging purposes over both periods, which had an immaterial impact on performance.

Market Review and Investment Strategy

Limited supply and continued demand supported municipal bond prices over

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	1

the six- and 12-month periods ended October 31, 2014. As a result, municipal issues outperformed most other bond sectors. According to estimates by the Municipal Bond Investment Team (the “Team”) municipal yields declined between 0.10% and 0.50% over the six-month period and between 0.35% and roughly 1% over the 12-month period. During both periods, the yields for long-maturity bonds declined more than yields for shorter-maturity bonds and municipal bonds generally outperformed Treasury bonds. In the last few months of the reporting period, volatility increased in the markets in response to multiple factors: stronger U.S. economic growth prompted concerns that the U.S. Federal Reserve (the “Fed”) might raise interest rates sooner than expected; faltering economic growth overseas; and strife in the Middle East and Ukraine also heightened uncertainty.

The Team also targeted medium-grade, primarily BBB credit quality* bonds, as an attractive part of the market to overweight. This strategy has allowed the Fund to capture historically high yields relative to AAA bonds. In addition, the Team expects the yield spread (the amount by which a bond’s yield exceeds the yield of AAA-rated bonds) of such bonds to fall (improving prices) when the Fed begins to increase rates.

The State of California’s fiscal situation continues to strengthen with a steady overall economy, a strong recovery in tax revenues, and the recent achievement of key policy markers. The state, which faced $26 billion deficit in January 2010, has since restrained spending and passed a series of tax increases which together has balanced the state’s budget. As a result, the state’s bond ratings have been rising and the Team believes this will continue into 2015. In the next year, steady revenue collections, which are historically volatile in California due to its progressive income tax, should be a key factor to continued credit improvement. Ongoing fiscal discipline in the budgetary process will also be important, and several recent events signaled continued progress on that front. First, the legislature acted to improve funding of the underfunded teachers’ retirement system by increasing contributions from both the state and local districts. Second, California voters passed an initiative in November which will increase contributions to the state’s rainy day fund and pay down debt more rapidly. California has a history of strained finances, weak governance and more headline risk than most states, yet the state’s general obligation bonds are constitutionally protected and debt service is paid second only after education.

The Fund may purchase municipal securities that are insured under

*	A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition and not of the Fund itself. AAA is highest (best) and D is lowest (worst). Investment grade securities are those rated BBB and above. Ratings are subject to change. If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser.

2	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2014, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 14.52% and 0%, respectively.

Since February 2008, auctions of the Preferred Shares have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares in the auctions, so that there was a loss of liquidity for the holders of the Preferred Shares. When an auction fails, the Preferred Shares pay interest at a formula-based maximum rate based on AA-commercial paper and short-term municipal bond rates. In the extremely low short-term interest rate environment of recent years, the interest rates resulting from such formula have been much lower than the returns on the Fund’s investments and the cost of alternative forms of leverage available to the Fund. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. The Team continues to explore, and discuss with the Board of Directors, other liquidity and leverage options, including TOBs, which it has used in the past; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares, and the Team expects to continue to rely on the Preferred Shares for a portion of the Fund’s leverage exposure.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	3

DISCLOSURES AND RISKS

Alliance California Municipal Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAVs and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 45.

Benchmark Disclosure

The unmanaged Barclays Municipal Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Leverage Risk: The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including TOBs, either in combination with, or in lieu of, the Auction Rate Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

Tax Risk: There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Disclosures and Risks

U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable bonds.

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates, which are expected to increase in the near future. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2014 (unaudited)	Returns
	6 Months	12 Months
Alliance California Municipal Income Fund (NAV)	6.99%	15.36%

Barclays Municipal Bond Index	3.59%	7.82%

The Fund’s market price per share on October 31, 2014 was $13.79. The Fund’s NAV price per share on October 31, 2014 was $15.00. For additional Financial Highlights, please see page 31.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

6	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

October 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $128.3

*	All data are as of October 31, 2014. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s, and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 162.6%
Long-Term Municipal Bonds – 162.6%
California – 152.4%
Abag Finance Authority for Nonprofit Corps. (Bijou Woods Associates LP) Series 2001A 5.30%, 12/01/31	$2,735	$2,735,656
Banning Utility Authority NATL Series 2005 5.25%, 11/01/30	1,850	1,995,669
Bay Area Toll Authority Series 2013S 5.00%, 4/01/33	5,000	5,718,000
Beaumont Financing Authority AMBAC Series 2007C 5.00%, 9/01/26	755	784,815
Bellflower Redevelopment Agency (9920 Flora Vista LP) Series 2002A 5.50%, 6/01/35	2,880	2,880,086
California Econ Recovery Series 2009A 5.25%, 7/01/21	1,465	1,723,397
California Educational Facilities Authority (California Lutheran University/CA) Series 2004C 5.00%, 10/01/24	1,125	1,128,218
California Educational Facilities Authority (Pepperdine University) Series 2012 5.00%, 9/01/27	1,125	1,335,083
California Educational Facilities Authority (University of the Pacific) Series 2006 5.00%, 11/01/21	260	271,448
California Health Facilities Financing Authority (Cottage Health System Obligated Group) NATL Series 2003B 5.00%, 11/01/23	2,770	2,776,426
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 7/01/37(a)	3,450	3,564,057
California State Public Works Board Series 2011G 5.25%, 12/01/21 (Pre-refunded/ETM)	6,000	7,463,340

8	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California State Public Works Board (California State Public Works Board Lease) XLCA Series 2005B 5.00%, 11/01/30	$3,500	$3,647,980
California Statewide Communities Development Authority (Bentley School) Series 2010A 7.00%, 7/01/40	2,625	2,923,777
City of Los Angeles Department of Airports (Los Angeles Intl Airport) Series 2009A 5.25%, 5/15/29	1,700	1,990,241
Series 2010A 5.00%, 5/15/27	1,440	1,710,605
City of San Francisco CA Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/32	4,735	5,479,958
Fullerton Redevelopment Agency (Marshall B Ketchum University) RADIAN Series 2004 5.00%, 4/01/21	2,050	2,226,484
Garden Grove Unified School District Series 2013C 5.00%, 8/01/34	3,650	4,189,214
Grossmont-Cuyamaca CCD CA GO AGC 5.00%, 8/01/22-8/01/23(b)	6,000	6,867,195
Jurupa Public Financing Authority Series 2014A 5.00%, 9/01/30-9/01/32	2,475	2,763,667
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/27	3,500	3,938,375
Los Angeles Community College District/CA Series 2008F-1 5.00%, 8/01/28	4,200	4,747,176
Los Angeles Community Redevelopment Agency AMBAC Series 2002A 5.375%, 12/01/26	6,635	6,656,033
Los Angeles County Metropolitan Transportation Authority Series 2009 5.00%, 7/01/25	6,700	7,770,191
Series 2013B 5.00%, 7/01/33	1,675	1,963,468
Los Angeles Department of Water & Power WTR Series 2013B 5.00%, 7/01/32	6,185	7,250,181

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles Unified School District/CA Series 2014C 5.00%, 7/01/30	$3,000	$3,568,890
Norco Community Redevelopment Agency Successor Agency (Norco Redevelopment Agency Project No 1) Series 2010 5.875%, 3/01/32	420	488,166
6.00%, 3/01/36	325	379,100
Peralta Community College District Series 2014A 4.00%, 8/01/31	4,100	4,386,631
Port of Los Angeles Series 2009C 5.00%, 8/01/26	5,550	6,499,050
Richmond Community Redevelopment Agency Series 2010A 5.75%, 9/01/24-9/01/25	530	598,964
6.00%, 9/01/30	370	422,296
Riverside County Transportation Commission Series 2013A 5.25%, 6/01/32	2,000	2,394,680
Sacramento City Unified School District/CA Series 2011 5.50%, 7/01/29	4,000	4,617,360
San Bernardino County Transportation Authority 5.00%, 3/01/32-3/01/34(b)	6,040	7,064,898
San Diego County Water Authority Series 2013 5.00%, 5/01/31	4,300	5,091,200
San Diego Public Facilities Financing Authority Series 2010A 5.10%, 9/01/29	2,360	2,686,364
San Diego Unified School District/CA Series 2013C 5.00%, 7/01/32	5,125	5,943,411
San Francisco Bay Area Rapid Transit District Series 2012A 5.00%, 7/01/36	3,730	4,247,687
San Francisco Municipal Transportation Agency Series 2013 5.00%, 3/01/28-3/01/31	6,070	7,093,383
San Joaquin Hills Transportation Corridor Agency Series 2014A 5.00%, 1/15/44(c)	1,900	2,036,287
San Juan Unified School District Series 2014 5.00%, 8/01/30	3,535	4,154,968

10	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Mateo Joint Powers Financing Authority Series 2014 5.00%, 6/15/31	$1,250	$1,464,200
San Mateo Union High School District Series 2013A 5.00%, 9/01/33	4,180	4,919,317
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2010 PJ-1 5.00%, 7/01/27	2,525	2,999,069
Series 2011 5.25%, 7/01/25	3,000	3,637,980
State of California Series 2013 5.00%, 11/01/31	2,000	2,330,240
Turlock Irrigation District Series 2011 5.50%, 1/01/41	2,200	2,450,668
University of California Series 2012G 5.00%, 5/15/31	8,000	9,328,720
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 8/01/23	3,385	4,029,199
Walnut Energy Center Authority Series 2014 5.00%, 1/01/33	2,500	2,904,975
Westlands Water District AGM Series 2012A 5.00%, 9/01/29-9/01/34	3,000	3,340,390

		195,578,833

Guam – 1.7%
Guam Power Authority Series 2012A 5.00%, 10/01/34	2,000	2,191,100

Nevada – 1.6%
Henderson Local Improvement Districts AGM Series 2007A 5.00%, 3/01/18	1,910	2,001,986

New Jersey – 2.3%
New Jersey State Turnpike Authority Series 2014A 5.00%, 1/01/33	2,600	2,992,990

New York – 4.3%
Metropolitan Transportation Authority Series 2014C 5.00%, 11/15/32	4,745	5,455,090

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.3%
Columbiana County Port Authority (Apex Environmental LLC) Series 2004 10.635%, 8/01/25	$32	$24,616
Series 2004A 7.125%, 8/01/25(d)	500	393,425

		418,041

Total Investments – 162.6% (cost $193,286,676)		208,638,040
Other assets less liabilities – (6.1)%		(7,751,083)
Preferred Shares at liquidation value – (56.5)%		(72,550,000)

Net Assets Applicable to Common Shareholders – 100.0%(e)		$128,336,957

INTEREST RATE SWAPS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund		Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.	$2,300	10/21/16	SIFMA	*	4.129%	$196,012

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the market value of this security amounted to $3,564,057 or 2.8% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

As of October 31, 2014, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 14.52% and 0.00%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

ETM – Escrowed to Maturity

GO – General Obligation

NATL – National Interstate Corporation

RADIAN – Radian Asset Assurance Inc.

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

12	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $193,286,676)	$208,638,040
Interest receivable	2,840,898
Unrealized appreciation on interest rate swaps	196,012

Total assets	211,674,950

Liabilities
Due to custodian	72,280
Payable for floating rate notes issued*	8,450,000
Payable for investment securities purchased	2,024,849
Advisory fee payable	111,057
Dividends payable—preferred shares	537
Accrued expenses	129,270

Total liabilities	10,787,993

Preferred Shares, at Liquidation Value
Preferred shares, $.001 par value per share; 3,240 shares authorized, 2,902 shares issued and outstanding at $25,000 per share liquidation preference	$72,550,000

Net Assets Applicable to Common Shareholders	$128,336,957

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,996,760 shares authorized, 8,554,668 shares issued and outstanding	$8,555
Additional paid-in capital	119,931,948
Undistributed net investment income	104,167
Accumulated net realized loss on investment transactions	(7,255,089)
Net unrealized appreciation on investments	15,547,376

Net Assets Applicable to Common Shareholders	$128,336,957

Net Asset Value Applicable to Common Shareholders (based on 8,554,668 common shares outstanding)	$15.00

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income
Interest	$8,310,096
Dividends—Affiliated issuers	1,930	$8,312,026

Expenses
Advisory fee (see Note B)	1,266,843
Preferred Shares-auction agent’s fees	45,329
Custodian	87,928
Audit and tax	64,666
Directors’ fees	58,724
Legal	47,576
Printing	30,020
Registration fees	23,754
Transfer agency	12,604
Miscellaneous	60,033

Total expenses before interest expense and fees	1,697,477
Interest expense and fees	64,955

Total expenses		1,762,432

Net investment income		6,549,594

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,429,463)
Swaps		93,582
Net change in unrealized appreciation/depreciation of:
Investments		12,814,845
Swaps		(82,166)

Net gain on investment transactions		10,396,798

Dividends to Preferred Shareholders from
Net investment income		(75,495)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$16,870,897

See notes to financial statements.

14	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$6,549,594		$6,359,126
Net realized loss on investment transactions	(2,335,881)		(2,445,954)
Net change in unrealized appreciation/depreciation of investments	12,732,679		(8,090,587)
Dividends to Preferred Shareholders from
Net investment income	(75,495)		(134,220)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	16,870,897		(4,311,635)
Dividends and Distributions to Common Shareholders from
Net investment income	(6,436,532)		(6,318,352)
Return of capital	– 0	–	(233,192)

Total dividends and distributions to common shareholders	(6,436,532)		(6,551,544)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of common stock	– 0	–	53,066

Total increase (decrease)	10,434,365		(10,810,113)
Net Assets Applicable to Common Shareholders
Beginning of period	117,902,592		128,712,705

End of period (including undistributed net investment income of $104,167 and distributions in excess of net investment income of ($26,982), respectively)	$128,336,957		$117,902,592

See notes to financial statements.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to

16	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets,

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	17

Notes to Financial Statements

interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$204,511,407		$4,126,633		$208,638,040

Total Investments in Securities		– 0	–	204,511,407		4,126,633		208,638,040
Other Financial Instruments* :
Assets:
Interest Rate Swaps		– 0	–	196,012		– 0	–	196,012
Liabilities		– 0	–	– 0	–	– 0	–	– 0	–

Total^	$	– 0	–	$204,707,419		$4,126,633		$208,834,052

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

18	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/13	$5,961,154		$5,961,154
Accrued discounts/(premiums)	(619)		(619)
Realized gain (loss)	(44,998)		(44,998)
Change in unrealized appreciation/depreciation	229,242		229,242
Purchases	31,688		31,688
Sales	(2,049,834)		(2,049,834)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/14	$4,126,633		$4,126,633

Net change in unrealized appreciation/depreciation from Investments held as of 10/31/14*	$186,122		$186,122

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

As of October 31, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2014, there was no reimbursement paid to ABIS.

20	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2014 (000)			Dividend Income (000)
$ 3,395	$49,832	$53,227	$	– 0	–	$2

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$65,368,939		$61,391,697
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$184,895,861

Gross unrealized appreciation	$15,470,775
Gross unrealized depreciation	(201,315)

Net unrealized appreciation	$15,269,460

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other,

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	21

Notes to Financial Statements

with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protect against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”)

22	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2014, the Fund held interest rate swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At October 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swaps	$196,012

Total		$196,012

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	23

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$93,582	$(82,166)

Total		$93,582	$(82,166)

The following table represents the volume of the Fund’s derivative transactions during the year ended October 31, 2014:

Interest Rate Swaps:
Average notional amount	$2,300,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of October 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Merrill Lynch Capital Services, Inc.	$196,012	$	– 0	–	$	– 0	–	$	– 0	–	$196,012

Total	$196,012	$	– 0	–	$	– 0	–	$	– 0	–	$196,012	^

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE D

Common Stock

There are 8,554,668 shares of common stock outstanding at October 31, 2014. During the year ended October 31, 2014, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the year ended

24	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

October 31, 2013, the Fund issued 3,470 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 3,240 shares authorized, and 2,902 shares issued and outstanding of auction preferred stock (the “Preferred Shares”), consisting of 1,451 shares each of series M and series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change every 7 days as set by the auction agent for series M and T. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on series M is 0.08% effective through November 3, 2014. The dividend rate on series T is 0.08% effective through November 4, 2014.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The preferred shareholders, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law, and management regularly evaluates, and discusses with the Fund’s Board of Directors, the costs and potential benefits of alternative sources of leverage for the Fund.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$81,559		$122,370
Tax-exempt income	6,354,973		6,195,982

Distributions paid	6,436,532		6,318,352
Tax return of capital	– 0	–	233,192

Total distributions paid	$6,436,532		$6,551,544

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	25

Notes to Financial Statements

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$130,983
Accumulated capital and other losses	(7,177,726	)(a)
Unrealized appreciation/(depreciation)	15,443,735	(b)

Total accumulated earnings/(deficit)	$8,396,992	(c)

(a)

On October 31, 2014, the Fund had a net capital loss carryforward of $7,177,726. During the fiscal year, the Fund utilized $21,411 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of tender option bonds and swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2014, the Fund had a net capital loss carryforward of $7,177,726 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$2,248,276	n/a	2019
1,229,551	$3,699,899	no expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment transactions. These reclassifications had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and

26	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Fund invests primarily in securities issued by the State of California and its various political subdivisions. The Fund’s investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. California, largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy may also be affected by natural disasters, such as earthquakes or fires. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its common stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the net asset value and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note H to the financial statements for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to common stockholders.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will

28	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Tax Risk—There is no guarantee that all of the Fund’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond (“Fixed Rate Bond”) to a broker for cash. The broker deposits the Fixed Rate Bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2014, the amount of the Fund’s Floating Rate Notes outstanding was $8,450,000 and the related interest rate was 0.06% to 0.09%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the year ended October 31, 2014, the Fund did not engage in such transactions.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 13.78	$ 15.05	$ 14.05	$ 14.67	$ 13.95

Income From Investment Operations
Net investment income(a)	.77	.74	.85	(b)	.98	(b)	1.02	(b)
Net realized and unrealized gain (loss) on investment transactions	1.21	(1.22)	1.08	(.66)	.64
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.01)	(.02)	(.02)	(.03)	(.03)

Net increase (decrease) in net asset value from operations	1.97	(.50)	1.91	.29	1.63

Less: Dividends to Common Shareholders from
Net investment income	(.75)	(.74)	(.91)	(.91)	(.91)
Return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions to common shareholders	(.75)	(.77)	(.91)	(.91)	(.91)

Net asset value, end of period	$ 15.00	$ 13.78	$ 15.05	$ 14.05	$ 14.67

Market value, end of period	$ 13.79	$ 12.45	$ 15.70	$ 13.69	$ 14.21

Premium/(Discount), end of period	(8.07)%	(9.65)%	4.32%	(2.56)%	(3.14)%
Total Return
Total investment return based on:(c)
Market value	17.39%	(16.10)%	22.02%	3.28%	19.82%
Net asset value	15.36%	(3.13)%	13.97%	2.67%	12.44%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$128,337	$117,903	$128,713	$119,965	$125,231
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$72,550	$72,550	$72,550	$72,550	$72,550
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)(e)	1.44%	1.43%	1.39%	1.30%	1.26%
Expenses, before waivers(d)(e)	1.44%	1.43%	1.41%	1.40%	1.44%
Net investment income, before Preferred Shares dividends(d)	5.35%	5.13%	5.79	%(b)	7.20	%(b)	7.18	%(b)
Preferred Shares dividends	0.06%	.11%	.15%	.20%	.24%
Net investment income, net of Preferred Shares dividends	5.29%	5.02%	5.64	%(b)	7.00	%(b)	6.94	%(b)
Portfolio turnover rate	32%	25%	46%	14%	17%
Asset coverage ratio	277%	263%	277%	265%	273%

See footnote summary on page 32.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	31

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of distribution payments to preferred shareholders.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2014	2013	2012	2011	2010
Net of waivers	1.39%	1.37%	1.32%	1.23%	1.19%
Before waivers	1.39%	1.37%	1.34%	1.34%	1.37%

See notes to financial statements.

32	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Alliance California Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance California Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance California Municipal Income Fund, Inc. at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2014

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	33

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2014.

The Fund designates $6,429,511 as exempt-interest dividends for the year ended October 31, 2014.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

34	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	35

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

36	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Additional Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.,(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Robert “Guy” B. Davidson III,(2)
Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2)  Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent,

Transfer Agent and Registrar

The Bank of New York
101 Barclay Street – 7W
New York, NY 10286

Independent Registered Public
Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert “Guy” B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications — As required, on April 30, 2014, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	37

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	117	None

38	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	117	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2001)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	117	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (2001)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	117	None

40	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013 and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	117	None

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	117	None

42	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	117	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	43

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Robert “Guy” B. Davidson III 53	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles 49	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Michael G. Brooks 66	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Fred S. Cohen 56	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Terrance T. Hults 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

44	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	45

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

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Value Fund

International/Global Equity

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Tax-Managed International Portfolio

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International Value Fund

Fixed Income

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High Income Municipal Portfolio

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Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

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Michigan Portfolio

Minnesota Portfolio

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Taxable

Bond Inflation Strategy

Global Bond Fund

Fixed Income (continued)

Taxable

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

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Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

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2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

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Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

46	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND •	47

NOTES

48	• ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMIF-0151-1014

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB California Muni Income	2013	$32,500	$10,000	$12,967

	2014	$39,988	$8,000	$13,467

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB California Muni Income	2013	$344,478	$22,967
			$(10,000)
			$(12,967)

	2014	$432,122	$21,467
			$(8,000)
			$(13,467)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin Michael J. Downey William H. Foulk, Jr.	Nancy P. Jacklin Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.	Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

4. Board and Director Proposals

5.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

6.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

7.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

8.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

9.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a.	Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

10.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

11.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

12.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

13.	Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

14.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

15.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

16.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

17.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

18.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

19.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

20.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

21. Compensation Proposals

22.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

23.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

24.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

25.	Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

26.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

27.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

28.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

29.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

30.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

31.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

32.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

33.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

34.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

35.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

36.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

37.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

38.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options

(where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

39.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

40.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

41.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

42.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

43.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

44.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

45.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

46. Capital Changes and Anti-Takeover Proposals

47.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

48.	Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

49.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

50.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

51.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

52.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

53.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

54.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

55.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

56.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

57.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

58.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

59.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

60.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

61.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

62.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

63.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

64.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

65. Auditor Proposals

66.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

67.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

68.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

69.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

70.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

71.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

72. Shareholder Access and Voting Proposals

73.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

74.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

75.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

76.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

77.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

78.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

79.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

80.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

81.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

82.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

83.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

84.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

85. Environmental, Social and Disclosure Proposals

86.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

87.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

88.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

89.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

90.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

91.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

92.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

93.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

94.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

95.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

96.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

97.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

98.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

99.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

100.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

101.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

102.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

103.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

104.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

105.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

106.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

107.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

108.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

109.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

110.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.	End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.	Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

111.	Conflicts of Interest

112.	Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

113.	Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

114.	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

115.	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AllianceBernstein mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

Any other conflict of which a Proxy Committee member becomes aware4.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

116.	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

117.	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

118.	Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

119.	A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

120.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

121.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

122.	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

123.	Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

124.	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

125.	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

126.	Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

127.	Proxy Voting Procedures

128.	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

129.	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

130.	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT

PROXY COMMITTEE MEMBERS

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	✓
	Classified Boards		✓
	Director Liability and Indemnification			✓
✓	Disclose CEO Succession Plan	✓
	Election of Directors	✓
	Controlled Company Exemption			✓
	Voting for Director Nominees in a Contested Election			✓
✓	Establish Additional Board Committees			✓
✓	Independent Lead Director	✓
✓	Limit Term of Directorship; Establish Mandatory Retirement Age			✓
✓	Majority of Independent Directors	✓
✓	Majority of Independent Directors on Key Committees	✓
✓	Majority Votes for Directors	✓
✓	Prohibit CEOs from Serving on Compensation Committees		✓
✓	Removal of Directors Without Cause	✓
✓	Require Independent Board Chairman			✓
✓	Require Two Candidates for Each Board Seat		✓
✓	Stock Ownership Requirement		✓

Compensation Proposals

✓	Accelerated Vesting of Equity Compensation Awards-Change of Control			✓
✓	Adopt Form of Employment Contract			✓
✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Advisory Vote to Ratify Directors’ Compensation			✓
✓	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		✓
	Approve Remuneration for Directors and Auditors			✓
	Approve Remuneration Reports			✓
	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓
	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓
✓	Disclose Executive and Director Pay			✓
✓	Exclude Pension Income from Performance-based Compensation	✓
	Executive and Employee Compensation Plans			✓
✓	Limit Dividend Payments to Executives		✓
✓	Limit Executive Pay			✓
✓	Mandatory Holding Periods		✓
✓	Pay Directors Only in Stock		✓
✓	Performance-based Stock Option Plans			✓
✓	Prohibit Relocation Benefits to Senior Executives		✓
✓	Recovery of Performance-based Compensation	✓
✓	Single Trigger Change-in-Control Agreements			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓
✓	Submit Option Re-pricing to a Shareholder Vote	✓
✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓

Capital Changes and Anti-Take Over Proposals

✓	Amend Exclusive Forum Bylaw		✓
	Amend Net Operating Loss (“NOL”) Rights Plans	✓
	Authorize Share Repurchase	✓
	Blank Check Preferred Stock		✓

Shareholder Proposal		For	Against	Case-by- Case
	Corporate Restructurings, Merger Proposals and Spin-offs			✓
	Elimination of Preemptive Rights			✓
✓	Expensing Stock Options	✓
	Fair Price Provisions			✓
	Increase Authorized Common Stock			✓
	Issuance of Equity without Preemptive Rights	✓
	Issuance of Stock with Unequal Voting Rights			✓
	Net Long Position Requirement	✓
✓	Opt Out of State Anti-takeover Law (US)			✓
	Reincorporation			✓
✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓
	Stock Splits	✓
✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓
	Transferrable Stock Options			✓

Auditor Proposals

	Appointment of Auditors	✓
	Approval of Financial Statements	✓
	Approval of Internal Statutory Auditors	✓
✓	Limit Compensation Consultant Services		✓
	Limitation of Liability of External Statutory Auditors (Japan)			✓
✓	Separating Auditors and Consultants			✓

Shareholder Access & Voting Proposals

✓	A Shareholder’s Right to Call Special Meetings			✓
✓	Adopt Cumulative Voting			✓
✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓
✓	Early Disclosure of Voting Results		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Implement Confidential Voting	✓
	Limiting a Shareholder’s Right to Call Special Meetings		✓
✓	Permit a Shareholder’s Right to Act by Written Consent	✓
✓	Proxy Access for Annual Meetings	✓
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	✓
✓	Rotation of Locale for Annual Meeting		✓
✓	Shareholder Proponent Engagement Process	✓
	Supermajority Vote Requirements		✓

Environmental & Social, Disclosure Proposals

✓	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		✓
✓	Adopt Guidelines for Country Selection			✓
✓	Amend EEO Statement to Include a Reference to Sexual Orientation	✓
✓	Animal Testing			✓
✓	Anti-Greenmail Proposal	✓
✓	Charitable Contributions			✓
✓	Genetically Altered or Engineered Food			✓
✓	Global Labor Standards	✓
✓	Global Warming; Reduction of Greenhouse Gas Emissions			✓
✓	Implement the MacBride Principles (Northern Ireland)			✓
✓	Include Sustainability as a Performance Measure			✓
✓	Military Issues			✓
✓	Nuclear Waste Disposal			✓
	Other Business		✓
✓	Pharmaceutical Pricing			✓
✓	Plant Closings			✓
✓	Reimbursement of Shareholder Proposal Expenses		✓

Shareholder Proposal		For	Against	Case-by- Case
✓	Report on Collateral in Derivatives Trading		✓
✓	Report on Pay Disparity			✓
✓	Report on Water Pollution Prevention Measures	✓
✓	Report on Workplace Diversity and/or Employment Policies	✓
✓	Reporting Political Contributions; Lobbying Expenses	✓
✓	Submit Political Spending Program to Shareholder Advisory Vote		✓
✓	Sustainability Report	✓
✓	The CERES Principles			✓
Tobacco
✓	End Production of Tobacco Products		✓
✓	Spin-off Tobacco-related Business			✓

EXHIBIT

Proxy Voting Conflict Of Interest Form

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?

☐ Yes	☐ No	If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name: ( )

Phillip Kirstein	Date:

Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years

Michael G. Brooks; since October 2005– Senior Vice President of AllianceBernstein L.P. (“AB”)	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Fred S. Cohen; since October 2005–Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Robert B. Davidson III; since April 2002– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

Terrance T. Hults; since December 2001– Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2005.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael G. Brooks	28	$16,583,000,000	None	None
Fred S. Cohen	28	$16,583,000,000	None	None
Robert B. Davidson III	28	$16,583,000,000	None	None
Terrance T. Hults	28	$16,583,000,000	None	None
Wayne Godlin	28	$16,583,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Michael G. Brooks	12	882,000,000	None	None
Fred S. Cohen	12	882,000,000	None	None
Robert B. Davidson III	12	882,000,000	None	None
Terrance T. Hults	12	882,000,000	None	None
Wayne Godlin	12	882,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Michael G. Brooks	1,593	$11,426,000,000	3	$339,000,000
Fred S. Cohen	1,593	$11,426,000,000	3	$339,000,000
Robert B. Davidson III	1,593	$11,426,000,000	3	$339,000,000
Terrance T. Hults	1,593	$11,426,000,000	3	$339,000,000
Wayne Godlin	1,593	$11,426,000,000	3	$339,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2014 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael G. Brooks	None

Fred S. Cohen	None

Robert B. Davidson III	None

Terrance T. Hults	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 19, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 19, 2014